United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 20, 2015

Date of Report

(Date of Earliest Event Reported)

PCS EDVENTURES!.COM, INC.

(Exact name of Registrant as specified in its Charter)

IDAHO	000-49990	82-0475383
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

345 Bobwhite Court, Suite 200

Boise, Idaho 83706

(Address of Principal Executive Offices)

(208) 343-3110

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

REFERENCES

References in this Current Report to PCS Edventures!.com, Inc., refer to the Registrant and its subsidiaries, including the words “PCS”, “PCSV”, “we”, “our”, “us” and words of similar import.

FORWARD-LOOKING STATEMENTS

Except for historical facts, all matters discussed in the Press Release attached to this Current Report, which are forward-looking, involve a high degree of risk and uncertainty. Certain statements in this Press Release set forth management’s intentions, plans, beliefs, expectations, or predictions of the future based on current facts and analyses. When we use the words “believe”, “expect”, “anticipate”, “estimate”, “intend” or similar expressions, we intend to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Actual results may differ materially from those indicated in such statements, due to a variety of factors, risks and uncertainties. Potential risks and uncertainties include, but are not limited to, competitive pressures from other companies within the Educational Industries, economic conditions in the Company’s primary markets, exchange rate fluctuation, reduced product demand, increased competition, inability to produce required capacity, unavailability of financing, government action, weather conditions and other uncertainties, including those detailed in the Company’s SEC filings. The Company assumes no duty to update forward-looking statements to reflect events or circumstances after the date of such statements.

Item. 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 8.01 below.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 20, 2015, we appointed Ms. Paula LuPriore to our Board of Directors.

Ms. LuPriore is 57 years of age.

Ms. LuPriore is a technology CEO with diverse experience as an international business leader for multinational (IBM), mid-market and early stage companies. With a focus on enterprise software, SaaS (Software-as-a-Service), IT, and hardware, Ms. LuPriore has been the CEO of WujiTech, Inc. since 2011, an emerging software company that offers a breakthrough mobile and enterprise-level solution for Neurofeedback and health data analytics to help achieve peak performance for children and adults. She has formalized key partnerships for commercial distribution with IBM, Apple, and Neurosky hardware, as well as direct to consumer channels through universities, school districts, and health organizations. None of the corporations or organizations listed are a parent, subsidiary or other affiliate of PCS.

Previously, Ms. LuPriore held positions in other companies as follows, none of which were affiliated with PCS Edventures in any way. Ms. LuPriore was Interim CEO of Asyst Technologies, Inc., a publicly traded technology company headquartered in California, with operations in North America, Japan, and Asia Pacific. Ms. LuPriore was with Asyst Technologies from 2002 to 2010, providing differentiated hardware and software automation solutions to a broad range of customers in the semiconductor and flat panel display high-volume manufacturing environments.

Ms. LuPriore began her career at IBM, holding various Vice President positions and served on both the Chairman’s Senior Leadership Group and the Corporate Technology Leadership Council. Her IBM experience spanned various technology businesses, including enterprise software and services, information technology, printing and information management, networking, and storage.

Due to her current and previous CEO roles, Ms. LuPriore currently serves as an ex officio member on the WujiTech, Inc. Board of Directors and previously on the Asyst Technologies, Inc. Board of Directors. She is a member of the National Association of Corporate Directors (NACD) and achieved the NACD Governance Fellow Award. She graduated Magna cum Laude and Phi Beta Kappa from the University of Rhode Island with a B.S. in Applied

Mathematics and received a certificate from Harvard Business School’s, Maximize Your Board’s Potential program. Ms. LuPriore and her husband live in Menlo Park, California.

Ms. LuPriore was selected to serve on the Board of Directors based on her corporate and board experience, and she will assist with the strategy and growth of PCS Edventures. Her presence will increase PCSV’s Board capabilities with her Silicon Valley perspective, CEO experience and SaaS focus, as the Company prepares its software as a service strategy, which is a significant piece in our business model.

Ms. LuPriore will be eligible for compensation as an outside director in the amount of $7,500 in “Restricted Stock Units” under our 2009 Stock Incentive Plan, subject to the terms of the standard Board approved awards for outside directors. Such units would not be vested until after one year of service on the Board and re-election at the Fiscal Year 2015 Annual Meeting.

There are no family relationships between Ms. LuPriore and any other director, nominee to become a director or any executive officer of the Company.

Item 7.01 Regulation FD Disclosure.

See Item 9.01, Exhibit 99.1

The information contained in this Item 7.01 and in Exhibit 99.1 is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under such Section 18.  Furthermore, the information contained in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be incorporated by reference into our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01 Other Information.

On October 21, 2014, we agreed to enter into a Promissory Note for $870,457, with Todd Hackett, our co-CEO and a director, at an annual rate of 10% interest. The current principle balance of $892,679 was due in full on or before May 31, 2015. This note is being extended to September 30, 2015, under the terms and conditions of the original Promissory Note.

On February 17 and March 5, 2015, we agreed to enter into an additional Promissory Note for an aggregate total of $135,000 with Mr. Hackett at an annual rate of 10% interest. The balance is due in full on or before June 30, 2015. This note is also being extended to September 30, 2015, under the terms and conditions of the original Promissory Note.

On April 20, 2015, we agreed to enter into another Promissory Note for $135,000 with Mr. Hackett at an annual rate of 10% interest. The balance is due in full on or before June 30, 2015. This note is also being extended to September 30, 2015, under the terms and conditions of the original Promissory Note.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit No.                           Exhibit Description

99.1	Press Release dated May 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PCS EDVENTURES!.COM, INC.

Dated:	May 27, 2015	By:	/s/ Robert Grover
Robert Grover
CEO